UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2005 (June 9, 2005)

NOBLE CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	0-13857	98-0366361

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas	77478

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 276-6100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     On June 9, 2005, Noble Corporation, a Cayman Islands exempted company limited by shares (the “Company”), and UMB Bank, N.A., as Rights Agent (the “Rights Agent”), entered into the Second Amendment to Rights Agreement (the “Second Amendment”). The Second Amendment amends the Rights Agreement, dated as of March 13, 2002, between the Company and the Rights Agent, as amended by the First Amendment to Rights Agreement dated as of March 12, 2003 (as so amended, the “Rights Agreement”), to extend the “Final Expiration Date” (as defined in the Rights Agreement) from July 10, 2005 to July 10, 2015, and to increase the “Purchase Price” (as defined in the Rights Agreement) with respect to each “Right” (as defined in the Rights Agreement) from US$120.00 to US$220.00. A copy of the Second Amendment is filed as an Exhibit to this Form 8-K and incorporated herein by reference. The foregoing description of the Second Amendment is qualified in its entirety by reference to the Rights Agreement and the Second Amendment.

Item 9.01.   Financial Statements and Exhibits.

(c)     Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Rights Agreement between the Company and UMB Bank, N.A., as Rights Agent, which includes the Form of Right Certificate as Exhibit B thereto (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-4, Registration No. 333-84278)

10.2	—	First Amendment to Rights Agreement between the Company and UMB Bank, N.A., as Rights Agent, dated as of March 12, 2003 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 14, 2003)

10.3	—	Second Amendment to Rights Agreement between the Company and UMB Bank, N.A., as Rights Agent, dated as of June 9, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: June 10, 2005	By:	/s/ Mark A. Jackson
Mark A. Jackson, Senior Vice President, Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Rights Agreement between the Company and UMB Bank, N.A., as Rights Agent, which includes the Form of Right Certificate as Exhibit B thereto (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-4, Registration No. 333-84278)

10.2	—	First Amendment to Rights Agreement between the Company and UMB Bank, N.A., as Rights Agent, dated as of March 12, 2003 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 14, 2003)

10.3	—	Second Amendment to Rights Agreement between the Company and UMB Bank, N.A., as Rights Agent, dated as of June 9, 2005

4